SUPPLEMENTAL FINANCIAL INFORMATION - Net Interest Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Interest Income Expense Net
Interest costs	$ 162	$ 120	$ 105
Interest costs capitalized	(9)	(9)	(12)
Interest expense	153	111	93
Interest income	(19)	(40)	(48)
Interest expense, net	$ 134	$ 71	$ 45